Gain on Disposal of Subsidiaries and Other Assets, Net	6 Months Ended
Jun. 30, 2025
Business Combinations [Abstract]
Gain on Disposal of Subsidiaries and Other Assets, Net

10. Gain on disposal of subsidiaries and other assets, net

On February 28, 2025, the Company disposed of substantially all of the assets in its direct marketing payment processing business line (Paysafe Direct, LLC) to KORT Payments for total consideration consisting of $1,948 cash and up to $50,000 of contingent consideration (the "Disposal"). The contingent consideration is contingent upon the achievement of certain financial performance metrics of the direct marketing payment processing business line. As of June 30, 2025, a receivable of $4,138 is recorded within "Contingent consideration receivable" within the unaudited condensed consolidated statements of financial position, with $826 recognized as a current asset, and $3,312 as a non-current asset. The consideration for financial performance conditions will be payable in five earnout payments each due in the first quarter of the years ended December 31, 2026 to December 31, 2030.

Cash consideration	$1,948
Contingent consideration (1)	4,138
Total consideration	$6,086
Less: Assets disposed (2)	5,347
Gain on disposal of subsidiary	$739
(1)
The contingent consideration receivable arising from disposals of subsidiaries and other assets is recognized at fair value on the disposal date using a discounted cash flow methodology (a Level 3 measurement) and will be revalued each reporting period. The contingent consideration to be received is based on the future performance of the disposed business.
(2)
Assets disposed include software development costs, property, plant and equipment and goodwill.

As a result of the Disposal, the Company recognized a gain of $739 during the six months ended June 30, 2025, recorded in "Loss / (gain) on disposal of subsidiaries and other assets, net".

In connection with the Disposal, the Company also entered into a Transition Services Agreement (“TSA”) to provide KORT Payments with certain transitional services, including administrative, information technology, risk and compliance, procurement, and other corporate services for a period up to 15 months. The transition service fees earned related to the TSA are not significant.

Following the disposal of the direct marketing payment processing business line, the leased office space in California is no longer being used by the Company and is subleased. A recoverability test was performed on the remaining asset within the asset group and it was determined that the asset was not recoverable. This resulted in an impairment of the right of use asset associated with the office lease, which was determined using a discounted cash flow methodology (a Level 2 measurement). An amount of $638 has been included as part of "Impairment expense on goodwill and other assets" for the six months ended June 30, 2025.